                                             Filed Pursuant to Rule 497(e)
                                             Registration File No.: 33-46515
                                                                    33-48765
                                                                    33-81012


                       SUPPLEMENT TO THE PROSPECTUSES OF
             TCW/DW LATIN AMERICAN GROWTH FUND DATED MARCH 31, 1998
               TCW/DW SMALL CAP GROWTH FUND DATED APRIL 24, 1998
               TCW/DW TOTAL RETURN TRUST DATED SEPTEMBER 29, 1998

     THE FUND AND ITS MANAGEMENT. On February 25, 1999, acting on a proposal in connection with an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds, the Board of Trustees of TCW/DW Latin American Growth Fund ("Latin American"), TCW/DW Small Cap Growth Fund ("Small Cap") and TCW/DW Total Return Trust ("Total Return") (each, a "Fund" and collectively, the "Funds"), unanimously recommended that the Funds engage Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), the parent company of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), the Funds' current manager, to serve as the Funds' new investment manager and that a new investment management agreement between each Fund and MSDW Advisors (the "New Investment Management Agreement") be submitted to shareholders for approval at special meetings expected to be held in June 1999. Under the proposed New Investment Management Agreements, MSDW Advisors would be responsible for all of the services that are presently being provided in accordance with the current management agreement between each Fund and MSDW Services (the "Current Management Agreement") and the current advisory agreement between each Fund and TCW Funds Management, Inc. ("TCW") (the "Current Advisory Agreement"), except that each New Investment Management Agreement would provide that MSDW Advisors could, at its own expense, enter into a sub-advisory agreement with another money manager.

     The advisory fee rates MSDW Advisors would charge the Funds under each respective New Investment Management Agreement would be as follows: Latin American, 1.25% of average daily net assets up to $500 million and 1.20% of average daily net assets in excess of $500 million; Small Cap, 1.00% of average daily net assets; and Total Return, 0.75% of average daily net assets. These fee rates are identical to the total aggregate fee rates currently in effect under the applicable Current Management and Advisory Agreements.

     At the February 25, 1999 meeting, the Trustees also recommended that a new sub-advisory agreement (the "New Sub-Advisory Agreement") between MSDW Advisors and TCW be submitted to shareholders of each Fund at the same special meetings of shareholders to be held in June 1999. TCW is a wholly-owned subsidiary of The TCW Group, Inc. In return for the services that TCW would render under the New Sub-Advisory Agreement to each respective Fund, MSDW Advisors would pay TCW monthly compensation equal to 40% of the compensation it receives under the applicable New Investment Management Agreement.

     At their February 25, 1999 meeting, the Trustees of the Funds also nominated for election or re-election, as appropriate, the following eight nominees to each Fund's Board of Trustees at the June meetings of shareholders:
Michael Bozic, Charles A Fiumefreddo, Edwin Jacob (Jake) Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder. Messrs. Fiumefreddo, Johnson, Nugent and Schroeder currently serve as Trustees of each Fund and, with the exception of Mr. Schroeder, were previously elected by shareholders of each Fund. Messrs. Bozic, Garn, Hedien and Purcell are nominated to replace Messrs. Argue, DeMartini, Larkin, and Stern, who intend to resign as Trustees of each Fund, and they would commence service at the time the New Investment Management Agreements take effect. Messrs. Bozic, Garn, Hedien and Purcell currently hold directorships or trusteeships with 84 other investment companies for which MSDW Advisors serves as investment manager or investment advisor.

     Finally, at the February 25, 1999 meeting, the Trustees also voted to change the name of each Fund upon effectiveness of the proposals from TCW/DW Latin American Growth Fund to "Morgan Stanley Dean Witter Latin American Growth Fund;" from TCW/DW Small Cap Growth Fund to "Morgan Stanley Dean Witter Small Cap Growth Fund;" and from TCW/DW Total Return Trust to "Morgan Stanley Dean Witter Total Return Trust."




February 25, 1999